                                                                    EXHIBIT 4.1


COMMON               INCORPORATED UNDER THE LAWS                 PAR VALUE
 STOCK                  OF THE STATE OF TEXAS                 $.002 PER SHARE

                        [MEDICAL ALLIANCE, INC. LOGO]

NUMBER                                                                  SHARES
C

THIS CERTIFICATE IS TRANSFERABLE IN                        CUSIP 58449S  10  5
DALLAS, TEXAS OR NEW YORK, NEW YORK.                     SEE REVERSE FOR CERTAIN
                                                         DEFINITIONS AND LEGENDS

THIS CERTIFIES THAT

is the owner of

           FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF
                            MEDICAL ALLIANCE, INC.

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to the provisions of the laws of the State of Texas and to all of the provisions of the Amended Restated Articles of Incorporation and the Bylaws of the Corporation, as amended from time to time (copies of which are on file at the office of the Corporation), to all of which the holder of this certificate of acceptance hereof assents. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.
   WITNESS the seal fo the Corporation and the signatures of its duly authorized officers.

Dated:
                        COUNTERSIGNED AND REGISTERED:
                                CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
                                        TRANSFER AGENT AND REGISTRAR


                        BY



                                        AUTHORIZED SIGNATURE


/s/ PAUL HERCHMAN                               /s/ MARK NOVY

PRESIDENT AND CHIEF EXECUTIVE OFFICER           SECRETARY

                                    [SEAL]



AMERICAN BANK NOTE COMPANY              SEPT 10, 1996 fm
3405 ATLANTIC AVENUE
SUITE 12                                046322fc
LONG BEACH, CA 90807
(310) 989-2333
(FAX) (310) 426-7450                    308-19X  Proof /s/ [ILLEGIBLE]      NEW

                            MEDICAL ALLIANCE, INC.

    A STATEMENT OF (1) THE DESIGNATIONS, PREFERENCES, LIMITATIONS, AND RELATIVE RIGHTS OF THE SHARES OF EACH CLASS OF STOCK OF THE CORPORATION, (2) THE VARIATIONS IN THE RELATIVE RIGHTS AND PREFERENCES OF THE SHARES OF EACH SERIES OF PREFERRED STOCK OF THE CORPORATION, TO THE EXTENT SUCH RIGHTS AND PREFERENCES HAVE BEEN ESTABLISHED, AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO FIX AND DETERMINE THE RELATIVE RIGHTS AND PREFERENCES OF SUBSEQUENT SERIES, AND (3) THE DENIAL TO SHAREHOLDERS OF A PREEMPTIVE RIGHT TO ACQUIRE ANY SHARES OR SECURITIES OF ANY CLASS, WHETHER NOR OR HEREAFTER AUTHORIZED, WHICH MAY AT ANY TIME BE ISSUED, SOLD, OR OFFERED FOR SALE BY THE CORPORATION IS SET FORTH IN THE ARTICLES OF INCORPORATION, AS AMENDED, OF THE CORPORATION, ON FILE IN THE OFFICE OF THE SECRETARY OF STATE OF THE STATE OF TEXAS. THE CORPORATION WILL FURNISH A COPY OF SUCH STATEMENT TO ANY SHAREHOLDER, WITHOUT CHARGE, UPON WRITTEN REQUEST TO THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS OR REGISTERED OFFICE.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

 TEN COM -- as tenants in common     UNIF GIFT MIN ACT --      Custodian
 TEN ENT -- as tenants by the                            ------         --------
            entireties                                   (Cust)          (Minor)
 JT TEN  -- as joint tenants with                        Under Uniform Gifts to
            right of survivorship                        Minors
            and not as tenants                           Act
            in common                                       ------------------
                                                              (State)


    Additional abbreviations may also be used though not in the above list.


        For Value Received,         hereby sell, assign and transfer unto
                            --------

  PLEASE INSERT SOCIAL SECURITY OR OTHER
      IDENTIFYING NUMBER OF ASSIGNEE
  [                                    ]
  ----------------------------------------------------------------------------

  ----------------------------------------------------------------------------
  PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE OF ASSIGNEE


  ----------------------------------------------------------------------------


  ----------------------------------------------------------------------------


                                                                        Shares
  ----------------------------------------------------------------------
  of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                                                      Attorney
  --------------------------------------------------------------------
  to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

  Dated
       ---------------------------------

                                  X
                                   -------------------------------------------
                                                (SIGNATURE)


                                  X
                                   -------------------------------------------
                                                (SIGNATURE)

                                   NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
                                           MUST CORRESPOND WITH THE NAME(S) OF
                                           THE REGISTERED OWNER(S) AS
                                           WRITTEN UPON THE FACE OF THE
                                           CERTIFICATE IN EVERY PARTICULAR
                                           WITHOUT ALTERATION OR ENLARGEMENT
                                           OR ANY CHANGE WHATEVER.

                                ----------------------------------------------

                                THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
                                ELIGIBLE GUARANTOR INSTITUTION AS DEFINED IN
                                RULE 17Ad-15 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                ----------------------------------------------

                                SIGNATURE(S) GUARANTEED BY:





                                ----------------------------------------------


- ----------------------------------------------------------
AMERICAN BANK NOTE COMPANY              SEPT 10, 1996 frm
3504 ATLANTIC AVENUE
SUITE 12                                046322bk
LONG BEACH, CA 90807
(310) 989-2333                          Proof Rh   NEW
(FAX) (310) 426-7450
- ----------------------------------------------------------